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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2002

                                 MangoSoft, Inc.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

                Nevada                      0-30781              87-0543565
                ------                      -------              ----------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
      incorporation)                                         Identification No.)


             1500 West Park Drive, Suite 190, Westborough, MA 01581
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (508) 871-7300


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Item 5.  Regulation FD Disclosure.

     On August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), certifications were filed with the Commission by Mr. Dale Vincent and Mr. Robert E. Parsons, as Chief Executive Officer and Chief Financial Officer of MangoSoft, Inc. Copies of the certifications are attached hereto as
Exhibit 99.1 and 99.2 and are incorporated by reference herein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MANGOSOFT, INC.


                                       By: /s/ Robert E. Parsons
                                           ---------------------
                                           Robert E. Parsons
                                           Chief Financial Officer

August 14, 2002